                                                             EXECUTION COPY
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                          SECURITIES PURCHASE AGREEMENT

                  This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 3, 2005, is by and between TAG Entertainment Corp., a Delaware corporation formerly known as Power Marketing, Inc. (the "Company"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as an "Investor" and, collectively, as the "Investors".

                  A. The Company wishes to sell to each Investor, and each
Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, (A) shares (the "Preferred Shares") of the Company's
Series A Convertible Preferred Stock (the "Preferred Stock") having the rights and privileges set forth in the form of Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation" or "Certificate") and (B)
a Warrant in the form attached hereto as Exhibit B (each, a "Warrant" and, collectively, the "Warrants"). The Preferred Stock will be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") at the Conversion Price (as defined below). The
Warrant issued to an Investor will entitle such Investor to purchase a number of shares of Common Stock (the "Warrant Shares") equal to the number of Conversion
Shares into which the Preferred Shares purchased by such Investor at the Closing
(as defined below) are convertible at the Conversion Price on the Closing Date
(without regard to any limitation on such conversion contained herein or in the
Certificate). The Warrants will have an exercise price per share equal to $2.50
(subject to adjustment as set forth in the Warrants) and will expire on the seventh (7th) anniversary of the issuance thereof. The Preferred Shares, the
Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities".

                  B. The Company has agreed to effect the registration of the
Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement").

                  C. The sale of the Preferred Shares and the Warrants by the
Company to the Investors will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation
D"), as promulgated by the Commission (as defined below) under the Securities
Act.

                  In consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1.                PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.
                  --------------------------------------------------

                  1.1 Closing of Purchase and Sale; Purchase Price. Upon the
terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Investor agrees to purchase (i) the number of Preferred Shares set forth below such Investor's name on the signature pages hereof and (ii) a Warrant to purchase the number of Warrant Shares indicated on the signature page hereof. The purchase price for the Preferred
Shares and Warrant being purchased by an Investor (the "Purchase Price") shall be equal to the aggregate Stated Value of the

Preferred Shares being purchased by such Investor. The closing of the purchase and sale of the Preferred Shares and Warrants (the "Closing") will be deemed to occur at the offices of Duval & Stachenfeld LLP, 300 East 42nd Street, New York,
New York 10017, when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and, to the extent applicable, by each Investor, (B) each of the conditions to the Closing described in Section 5 hereof has been satisfied or waived by the Company or each Investor, as appropriate, and (C) each Investor shall have delivered the
Purchase Price payable by it to the Company by wire transfer of immediately available funds against physical delivery of duly executed certificates representing the Preferred Shares and Warrants being purchased by such Investor.
The date on which the Closing occurs is referred to herein as the "Closing
Date".

                  1.2 Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

                           "Affiliate" means, as to any Person (the "subject
Person"), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's board of directors or other management committee or group, by contract or otherwise.

                           "Board of Directors" means the Company's board of
directors, as constituted from time to time.

                           "Business Day" means any day other than a Saturday, a
Sunday or a day on which the New York Stock Exchange or commercial banks located in New York City are authorized or permitted by law to close.

                           "Cap Amount" means 19.99% of the number of shares of
Common Stock outstanding on the Issue Date (subject to adjustment upon a stock split, stock dividend or similar event).

                           "Certificate of Designation" has the meaning
specified in the preamble to this Agreement.

                           "Closing" and "Closing Date" have the respective
meanings specified in Section 1.1 hereof.

                           "Commission" means the United States Securities and
Exchange Commission.

                           "Common Stock" means the common stock, par value
$0.001 per share, of the Company.

                           "Conversion Price" means $2.50 (subject to adjustment
as set forth in the Certificate).

                           "Debt" means, as to any Person at any time: (a) all
indebtedness, liabilities and obligations of such Person for borrowed money; (b)
all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such
Person arising in the ordinary course of business that are not past due by more than 60 days; (c) all capital lease obligations of such Person; (d) all indebtedness, liabilities and obligations of others guaranteed by such Person;
(e) all indebtedness, liabilities and obligations secured by a Lien existing on
Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.

                           "Effective Date" has the meaning set forth in the
Registration Rights Agreement.

                           "Environmental Law" means any federal, state,
provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

                           "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended, and the regulations and published interpretations thereunder.

                           "Exchange Act" means the Securities Exchange Act of
1934, as amended (or any successor act), and the rules and regulations thereunder.

                           "Execution Date" means the date of this Agreement.

                           "Excluded Security" means (i) securities purchased
under this Agreement; (ii) securities issued upon conversion of the Preferred
Shares or exercise of the Warrants; (iii) shares of Common Stock issuable or issued to (x) employees, consultants or directors from time to time either directly or upon the exercise of options, in such case granted or to be granted by the Board of Directors, pursuant to one or more stock option plans or restricted stock plans or stock purchase plans in effect as of the Closing Date or subsequently approved by the Board of Directors including a majority of the
Company's independent directors (as such term is defined under Rule 4200(a)(15)
of the Nasdaq Market Rules) of the Board of Directors (which majority shall include at least three (3) independent directors), or (y) consultants or vendors pursuant to warrants to purchase Common Stock that are outstanding on the date hereof or issued hereafter, provided such issuances are approved by the
Board of Directors; (iv) any borrowings, direct or indirect, from financial institutions by the Company that are approved by the Board of Directors, including any type of loan or payment evidenced by any type of Debt instrument, provided the value of the equity portion of any such borrowings, including warrants, options or other rights to purchase capital stock and other interests convertible into capital stock of the Company, does not exceed ten percent (10%)
of such borrowing; (v) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (vi) shares of
Common Stock issued in connection with the acquisition by the Company of any corporation or other entity (including, without limitation, the interests in certain limited partnerships of which the Company or a Subsidiary is a general partner) or substantially all of the assets of any corporation or other entity or division thereof occurring after the Effective Date; (vii) shares of Common
Stock issued upon the exercise or conversion of any securities of the Company outstanding on the Execution Date; (viii) shares of Common Stock issued to a
Person in connection with a joint venture, strategic alliance or other commercial relationship with such Person relating to the operation of the
Company's business the primary purpose of which is not to raise equity capital;
(ix) securities issued pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter; and (x); the Film
Vehicle Interests, provided that the amount of Film Vehicle Interests outstanding at any time (whether constituting equity or Debt) does not exceed
$5,000,000 individually or in the aggregate.

                           "Film LPs" means limited partnerships or limited
liability companies, now existing or subsequently formed,
in either such case for the purpose of producing and/or distributing films, of which the Company or a Subsidiary of the Company is the general partner.

                           "Film Vehicle Interest" means a participation
interest issued by a Film LP, Debt incurred by a Film LP, or an advance from a film distributor to the Company or a Subsidiary in connection with the activities of a Film LP, and which, in any such case, (x) is not secured by any assets of the Company or its Subsidiaries (other than such Film
LP) and (y) is non-recourse to the Company and its Subsidiaries (other than such
Film LP).

                           "GAAP" means generally accepted accounting
principles, applied on a consistent basis, as set forth in (i)
opinions of the Accounting Principles Board of the American Institute of
Certified Public Accountants, (ii) statements of the Financial Accounting
Standards Board and (iii) interpretations of the Commission and the Staff of the
Commission. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                           "Governmental Authority" means any nation or
government, any state, provincial or political subdivision
thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

                           "Governmental Requirement" means any law, statute,
code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

                           "Intellectual Property" means any U.S. or foreign
patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

                           "Key Person" means each of Steve Austin and Ray
Skiptunis.

                           "Lien" means, with respect to any Property, any
mortgage or mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                           "Market Price" means, as of a particular date, the
average of the daily VWAP on each of the ten (10) consecutive Trading Days occurring immediately prior to (but not including) such date; provided, however, that the Market Price shall not be greater than the Closing Bid Price (as defined in the Certificate of Designation) on the Trading Day immediately preceding such date.

                           "Material Adverse Effect" means an effect that is
material and adverse to (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its
Subsidiaries taken as a whole or (ii) the transactions contemplated by the
Certificate, this Agreement or the other Transaction Documents or (iii) the
Company's ability to perform its obligations under the Certificate, this
Agreement and the other Transaction Documents.

                           "Material Contracts" means, as to the Company, any
agreement required pursuant to Item 601 of Regulation S-B or Item 601 of
Regulation S-K, as applicable, under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof, including without limitation any such agreements (and amendments, modifications, supplements, renewals and restatements thereof) existing on the date hereof that will be required to be so filed as an exhibit to the Registration Statement.

                           "Milestone Date" means the first Business Day
following the first date on which all of the Milestones have concurrently been achieved.

                           "Milestones" means each of the following:

                                    (i) the Registration Statement has been
                  declared effective, is not the subject of any stop order, is available to the Investors for the resale of Registrable
                  Securities and covers the number of Registrable Securities required by the Registration Rights Agreement;

                                    (ii) (x) the Common Stock is listed on the
                  Nasdaq National Market, the Nasdaq SmallCap Market or the New
                  York Stock Exchange and trading in the Common Stock on such market or exchange shall not have been suspended, (y) the
                  Company shall be in compliance, in all material respects, with each of the quantitative and qualitative listing standards and requirements (without regard to any specified compliance or grace periods) of the Nasdaq National Market, the Nasdaq
                  SmallCap Market or the New York Stock Exchange, as the case may be, and (z) the Company shall not have received any notice from the Nasdaq, NASD or the New York Stock Exchange, as the case may be, that the Company may not be in such compliance;

                                    (iii) a Fundamental Change, or an event that
                  with the passage of time or giving of notice, or both, would constitute a Fundamental Change, shall not have occurred and be continuing; and

                                    (iv) the Trading Volume Condition shall have
                  been satisfied.

                           "NASD" means the National Association of Securities
Dealers, Inc.

                           "Outstanding Registrable Securities" means, at any
time, all Registrable Securities that at such time are either issued and outstanding or issuable upon conversion of the Preferred Stock or exercise of the Warrants (without regard to any limitation on such conversion or exercise).

                           "Pari Passu Securities" means any securities ranking
by their terms pari passu with the Preferred Stock in respect of payment of dividends, redemption or distribution upon liquidation.

                           "Pension Plan" means an employee benefit plan (as
defined in ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

                           "Permitted Debt" means the following:

                                    (a) Debt that is outstanding on the
Execution Date and disclosed on Schedule 3.5 hereto;

                                    (b) Non-convertible Debt consisting of
revolving working capital credit facilities obtained from commercial lending institutions on commercially reasonable terms and secured only by the Company's and/or its Subsidiaries' accounts receivable and/or inventory;

                                    (c) Debt consisting of capitalized lease
obligations and purchase money indebtedness incurred in connection with acquisition of capital assets and obligations under sale-leaseback or similar arrangements provided in each case that such obligations are not secured by
Liens on any assets of the Company or its Subsidiaries other than the assets so leased;

                                    (d) Debt consisting of Film Vehicle
Interests, provided the amount of Film Vehicle Interests outstanding at any time
(whether or not constituting Debt) does not exceed $5,000,000 individually or in the aggregate;

                                    (e) Debt assumed or incurred in connection
with the acquisition by the Company or its Subsidiaries of all or substantially all of the capital stock or other equity interests in, or all or substantially all of the assets (constituting a business unit) of, any Person; provided, that the total amount of Debt assumed or incurred in connection with any such acquisition shall not exceed the product of four (4) times the amount of the acquired entity's or business unit's total earnings before interest, taxes, depreciation and amortization (as determined in accordance with GAAP) for the twelve (12) full calendar months immediately prior to such acquisition; and

                                    (f) Shares of a class of redeemable
preferred stock of the Company that may be classified as a Debt obligation of the Company on its financial statements and which is expressly subordinated and junior to the Preferred Stock.

                           "Permitted Liens" means the following:

                           (a) encumbrances consisting of easements,
         rights-of-way, zoning restrictions or other restrictions on the use of real property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                           (b) Liens for taxes, assessments or other
         governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established; and

                           (c) Liens of mechanics, materialmen, warehousemen,
         carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such
         Liens, for which adequate reserves (as determined in accordance with
         GAAP) have been established; and

                           (d) Liens expressly permitted by the definition of
         "Permitted Debt".

                           "Person" means any individual, corporation, trust,
association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                           "Preferred Stock Termination Date" means the first
date on which there are no Preferred Shares outstanding.

                           "Principal Market" means the principal exchange or
market on which the Common Stock is listed or traded.

                           "Property" means property and/or assets of all kinds,
whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

                           "Pro Rata Share" means, with respect to an Investor,
the ratio determined by dividing (i) the number of Preferred Shares purchased hereunder by such Investor by (ii) the aggregate number of Preferred Shares purchased hereunder by all of the Investors.

                           "Purchase Price" has the meaning specified in Section
1.1 hereof.

                           "Registrable Securities" means the Conversion Shares
and the Warrant Shares, any other shares of Common Stock issuable pursuant to the terms of the Certificate of Designation or the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares or the Warrant Shares; provided, however, that "Registrable Securities" shall not include any such shares that have been sold to the public pursuant to the
Registration Statement or Rule 144.

                           "Registration Statement" has the meaning set forth in
the Registration Rights Agreement.

                           "Rule 144" means Rule 144 under the Securities Act,
or any successor provision.

                           "SEC Documents" has the meaning specified in Section
3.4 hereof.

                           "Securities" has the meaning specified in the
preamble to this Agreement.

                           "Senior Securities" means (i) any Debt issued or
assumed by the Company and (ii) any securities of the
Company which by their terms have a preference over the Preferred Stock in respect of payment of dividends, redemption or distribution upon liquidation.

                           "Stated Value" means $1,000, subject to proportionate
adjustment in the event of a stock split or similar
event.

                           "Subsequent Placement" means the issuance, sale,
exchange, or agreement or obligation to issue, sell or exchange or reserve, or agreement to or set aside for issuance, sale or exchange, (1) any shares of
Common Stock, (2) any other equity security of the Company or any of its
Subsidiaries, including without limitation shares of preferred stock, (3) any other security of the Company or any of its Subsidiaries which by its terms is convertible into or exchangeable or exercisable for any equity security of the
Company or any of its Subsidiaries, or (4) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) through (3); provided, however, that the issuance or sale, or agreement to issue or sell, an Excluded Security shall not constitute a
Subsequent Placement.

                           "Subsidiary" means, with respect to the Company, any
corporation or other entity (other than an entity having no material operations or business during the twelve month period immediately preceding the Execution
Date) of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether, in the case of a corporation, stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by the Company and/or one or more of its Affiliates. Without limiting the generality of the foregoing, the Film LPs shall be deemed Subsidiaries of the Company. Notwithstanding the foregoing, the term "Subsidiary" shall not include any limited partnership that would be a
"Subsidiary" solely by reason of the fact that an officer or director of the
Company (or an Affiliate of an officer or director of the Company which is not otherwise an Affiliate of the Company) serves as general partner thereof.

                           "TAG" means TAG Entertainment USA, Inc., a California
corporation and a Subsidiary of the Company.

                           "Termination Date" means the first date on which
there are no Preferred Shares or Warrants outstanding.

                           "Trading Day" means any day on which the Common Stock
is purchased and sold on the Principal Market.

                           "Trading Volume Condition" means that the trading
volume of shares of Common Stock on the Nasdaq National Market, the Nasdaq
SmallCap Market or the New York Stock Exchange, as the case may be, as reported by Bloomberg Financial Markets (or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Holders and reasonably satisfactory to the Company), shall have exceeded $500,000 per day for any fifteen (15) consecutive Trading Days occurring after the Effective Date. For the avoidance of doubt, if the Trading
Volume Condition is satisfied at any time, it shall thereafter be deemed satisfied for all purposes hereunder.

                           "Transaction Documents" means (i) this Agreement,
(ii) the Warrants, (iii) the Registration Rights Agreement, and (iv) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

                           "VWAP" on a Trading Day means the volume weighted
average price of the Common Stock for such Trading Day on the Principal Market as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is
not then reporting such prices, by a comparable reporting service of national reputation selected by the Investors and reasonably satisfactory to the Company.
If the VWAP cannot be calculated for the Common Stock on such Trading Day on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation reasonably acceptable to the Investors, and shall cause such investment banking firm to perform such determination and notify the Company and the Investors of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

         1.3 Other Definitional Provisions. All definitions contained in this
Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.       REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.
         -----------------------------------------------

         Each Investor (with respect to itself only) hereby represents and warrants to the Company and agrees with the Company that:

         2.1 Authorization; Enforceability. Such Investor is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite corporate power and authority to purchase the Preferred Shares and Warrants being purchased by it hereunder and to execute and deliver this Agreement and the other Transaction Documents to which it is a party. This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor's valid and legally binding obligation, enforceable in accordance with its terms, subject to
(i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         2.2 Accredited Investor. Such Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D; (ii) is acquiring the
Preferred Shares and Warrants solely for its own account, for investment purposes only, and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under, or are

                                       10

exempt from the registration requirements of, the Securities Act; provided, however, that, in making such representation, such Investor does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Preferred Shares and Warrants. Such Investor either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Shares and
Warrants and, in reliance upon the Company's representations and warranties set forth in this Agreement, has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Preferred Shares and Warrants and, at the present time, is able to afford a complete loss of such investment.

         2.3 Information. The Company has, prior to the Execution Date, provided such Investor with information regarding the business, operations and financial condition of the Company, and has, prior to the Execution Date, granted to such
Investor the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares and Warrants hereunder, and based thereon believes it can make an informed decision with respect to its investment in the Securities. Neither such information nor any other investigation conducted by such Investor or its representatives shall modify, amend or otherwise affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement.

         2.4 Limitations on Disposition. Such Investor acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

         2.5 Legend. Such Investor understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the
                  "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an
                  exemption from registration under the Securities Act and
                  applicable state securities laws is available in connection with such offer or sale. Notwithstanding the foregoing but subject to compliance with the requirements of the Securities
                  Act and applicable state securities laws, these securities and the securities issuable upon exercise hereof (i) may be
                  pledged or hypothecated in connection with a bona fide margin account or other loan secured by such securities and (ii) may be transferred or assigned to an affiliate of the holder
                  hereof."

                                       11

             Notwithstanding the foregoing, it is agreed that, as long as
(A) the resale or transfer (including without limitation a pledge) of any of the
Securities is registered pursuant to an effective registration statement and the holder represents in writing to the Company that such Securities have been or will be sold pursuant to such registration statement and in compliance with the prospectus delivery requirements under the Securities Act, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision and the holder thereof represents in writing to the Company that it is eligible to use such rule for public resales of such Securities, the certificates representing such
Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

         2.6 Reliance on Exemptions. Such Investor understands that the
Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

         2.7 Non-Affiliate Status; Common Stock Ownership. Such Investor is not
an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person with regard to its purchase of
Preferred Shares and Warrants or otherwise in respect of the Company. Such
Investor's investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

         2.8 General Solicitation. Such Investor is not purchasing the Preferred
Shares and Warrants as a result of any advertisement, article, notice or other communication regarding the Preferred Shares and Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

         2.9 Certain Restrictions. Such Investor will not use any of the restricted securities acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws. Further, such Investor is aware of and understands its obligations under Regulation M promulgated by the Commission in connection with transactions in the Company's securities.

         2.10 Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase the Preferred Shares and
Warrants pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has relied on the advice of its own business and/or legal counsel and not on the advice of any other
Investor's business and/or legal counsel, or the Company's legal counsel, in making such decision.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor as of the Execution Date (except that to the extent that any representation or warranty relates to a particular date, the Company hereby makes such

                                       12

representation or warranty as of that particular date), and agrees with such
Investor, as follows and acknowledges that such Investor is relying on the representations, acknowledgments and agreements made by the Company in this
Article 3 and elsewhere in this Agreement in making investing, trading and other decisions concerning the Company's securities:

         3.1 Organization, Good Standing and Qualification. Each of the Company
and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted, except as described on Schedule 3.1. Each of the Company and each of its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except as described on
Schedule 3.1 or where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect.

         3.2 Authorization; Consents. The Company has the requisite corporate power and authority to adopt and file the Certificate of Designation and perform its obligations thereunder, to enter into and perform its obligations under this
Agreement and the other Transaction Documents, including without limitation its obligations to issue and sell the Preferred Shares and Warrants to such Investor in accordance with the terms thereof and to issue Conversion Shares and Warrant
Shares upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Certificate of Designation, this Agreement and the other Transaction
Documents has been taken, and no further consent or authorization of the
Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than such approval as may be required under the Securities
Act and applicable state securities laws in respect of the Registration Rights
Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq National Market or otherwise). The Board of Directors, which includes at least four (4) independent directors (as such term is defined under Rule
4200(a)(15) of the Nasdaq Market Rules), has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the issuance and sale of the Securities, and the consummation of the transactions contemplated by the
Certificate of Designation, this Agreement and the other Transaction Documents
(including without limitation the issuance of the Conversion Shares and the
Warrant Shares), are in the best interests of the Company, and a majority of the stockholders of the Company, acting by written consent in accordance with the
Delaware General Corporation Law, have approved such transactions and the issuance of Common Stock in excess of the Cap Amount.

         3.3 Due Execution; Enforceability. This Agreement has been and, at or prior to the Closing, each other Transaction Document will be, duly executed and delivered by the Company. Each Transaction Document constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

                                       13

         3.4      SEC Documents; Agreements; Financial Statements; Other
                  Information.

                  3.4.1 The Company is subject to the reporting requirements of the Exchange Act and has filed with the Commission all reports, schedules, registration statements and definitive proxy statements that the Company was required to file with the Commission on or after December 31, 2003
(collectively, the "SEC Documents"). The Company has filed with the Commission a
Current Report on Form 8-K, and one or more amendments thereto, reporting the
Company's November 22, 2004, acquisition of TAG, which Current Report (and or amendments thereto) included all financial statements required to be filed in connection therewith. Other than (x) the Company's appointment on or prior to the Execution Date of additional members of the Board of Directors of the
Company and (y) the transactions effected hereby, the Company is not aware of any event occurring or expected to occur on or prior to the Closing Date that would require the filing of, or with respect to which the Company intends to file, a Current Report on Form 8-K after the Closing. Each SEC Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the
Execution Date, then on the date of such amending or superseding filing). All documents required to be filed as exhibits to the SEC Documents have been filed as required.

                  3.4.2 No SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) filed by the Company on or after November 22, 2004, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.4.3 The financial statements attached as Schedule 3.4 hereto
(x) have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and (y) fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). Except as disclosed on
Schedule 3.4 hereto, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under
GAAP, are not required to be reflected in the Company's financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole.

         3.5 Capitalization; Debt Schedule. The capitalization of the Company as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the
Preferred Shares and Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3.5 hereto.

                                       14

All outstanding shares of capital stock of the Company have been validly issued, fully paid and nonassessable and, except as set forth on Schedule 3.5 hereto, all shares of capital stock and other ownership interests issued by any
Subsidiary have been validly issued, fully paid and nonassessable, free and clear of all Liens other than Permitted Liens. All outstanding shares of capital stock of the Company were issued, sold and delivered in full compliance with all applicable Federal and state securities laws. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company.
Except as set forth on Schedule 3.5, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock (or other ownership interests) of the Company or any of its Subsidiaries
(whether pursuant to anti-dilution, "reset" or other similar provisions). Except as disclosed on Schedule 3.5 hereto, the Company or a Subsidiary of the Company owns all of the capital stock of each Subsidiary of the Company. Except as described on Schedule 3.5 hereto, neither the Company nor any of its
Subsidiaries has any material Debt outstanding as of the date hereof.

         3.6 Due Authorization; Valid Issuance. The shares of Preferred Stock are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, free and clear of any Liens imposed by or through the Company, (ii) assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all rights, preferences and privileges described in the
Certificate of Designation. The Warrants, the Conversion Shares and the Warrant
Shares are duly authorized and, when issued, sold and delivered in accordance with the terms of this Agreement, the Certificate or the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company and, assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws.

         3.7 No Conflict. Neither the Company nor any of its Subsidiaries is in
violation of any provisions of its Certificate of Incorporation, Bylaws or any
other governing document. Neither the Company nor any of its Subsidiaries is in
violation of or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its
Property is bound, or in violation of any provision of any Governmental
Requirement applicable to the Company or any of its Subsidiaries, except for any violation or default that has not had or would not reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) filing of and performance of its obligations under the Certificate of Designation and (iii)
consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Stock and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant
Shares) will not result in any violation of any provisions of the Company's or any of its Subsidiary's Certificate of Incorporation, Bylaws or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any of

                                       15

its Subsidiaries or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any of its Subsidiaries or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company's securities or other Persons to purchase shares of Common Stock or other securities of the Company (whether pursuant to a shareholder rights plan provision or otherwise).

         3.8      Financial Condition; Taxes; Litigation.

                  3.8.1 Except as otherwise described on Schedule 3.8.1, since the date of the most recent audited balance sheet included in the financial statements attached as a Schedule 3.4 hereto, there has occurred no (i) material adverse change to the Company's business, operations, properties, financial condition, or results of operations or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in
GAAP or applicable law.

                  3.8.2 The Company and each of its Subsidiaries (i) have
prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects and (ii) have paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect.
Neither the Company nor any of its Subsidiaries has any liability with respect to accrued taxes in excess of the amounts that are described as accrued in the most recent financial statements attached as Schedule 3.4 hereto.

                  3.8.3 Except as described on Schedule 3.8.3, neither the
Company nor any of its Subsidiaries is the subject of any pending or, to the
Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other Governmental Authority.

                  3.8.4 Except as described on Schedule 3.8.4, there is no
material claim, litigation or administrative proceeding pending or, to the
Company's knowledge, threatened or contemplated, against the Company or any of its Subsidiaries, or, to the Company's knowledge, against any officer, director or employee of the Company or any such Subsidiary in connection with such person's employment therewith. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental Authority which has had or would reasonably be expected to have a Material Adverse Effect.

              3.9 Registration Statement. Except as set forth in Schedule 3.9, to the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation, filing or effectiveness of the Registration Statement.

                                       16

              3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of the Conversion Shares upon conversion of the Preferred Shares and issuance of Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares in accordance with the terms of the Certificate of Designation and Warrants, respectively, is unconditional regardless of the effect of any such dilution. The Company further acknowledges that each Investor may enter into short sales and engage in other hedging activity with respect to the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares (subject to such Investor's obligations under Section 2.9 hereof), and the Company hereby waives any claim against any
Investor alleging that such activity constitutes a breach of such Investor's contractual, legal or other obligations, provided such Investor complies with its obligations under Section 2.9.

              3.11 Intellectual Property. Except as set forth in Schedule 3.11:

                   (a) The Company and/or its Subsidiaries own, free and clear of claims or rights of any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or has acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of its business as presently conducted (other than with respect to
"off-the-shelf" software which is generally commercially available and open source software which may be subject to one or more "general public" licenses).
All works that are used or incorporated into the Company's or its Subsidiaries'
services, products or services or products actively under development and which is proprietary to the Company or its Subsidiaries was developed by or for the
Company or its Subsidiaries by the current or former employees, consultants or independent contractors of the Company or its Subsidiaries or purchased by the
Company or its Subsidiaries and are owned by the Company or its Subsidiaries, free and clear of claims and rights of any other Person.

                   (b) The business of the Company and its Subsidiaries as
presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and its Subsidiaries do not, to the
Company's knowledge, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties. Neither the Company nor any of its Subsidiaries has received written notice from any third party asserting that any Intellectual
Property owned or licensed by the Company or its Subsidiaries, or which the
Company or its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or its Subsidiaries, as the case may be, and, to the Company's knowledge, there is no valid basis for any such claim (whether or not pending or threatened).

                   (c) No claim is pending or, to the Company's knowledge,
threatened against the Company or any of its Subsidiaries nor has the Company or
any of its Subsidiaries received any written notice or other written claim from any Person asserting that any of the Company's or its Subsidiaries' present or contemplated activities infringe or may infringe in any material respect any
Intellectual Property of such Person, and the Company is not aware of any infringement by any other Person of any material rights of the Company or any of its Subsidiaries under any Intellectual Property Rights.

                                       17

                   (d) All unexpired and in force licenses or other agreements under which the Company or any of its Subsidiaries is granted Intellectual
Property (excluding licenses to use "off-the-shelf" software utilized in the
Company's or its Subsidiaries' internal operations and which is generally commercially available) are listed in Schedule 3.11. All such licenses or other agreements are in full force and effect and, to the Company's knowledge, there is no material default by any party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the
Intellectual Property purported to be granted thereby.

                   (e) All unexpired licenses or other agreements under which the Company or any of its Subsidiaries has granted rights to Intellectual
Property to others (including all end-user agreements) are in full force and effect, there has been no material default by the Company or its Subsidiaries thereunder and, to the Company's knowledge, there is no material default by any other party thereto.

                  (f) Each of the Company and its Subsidiaries have taken all steps required in accordance with commercially reasonable business practice to establish and preserve its respective ownership in its owned Intellectual
Property and to keep confidential all material technical information developed by or belonging to the Company or its Subsidiaries which has not been patented or copyrighted. To the Company's knowledge, neither the Company nor any of its
Subsidiaries is making unlawful use of any Intellectual Property of any other
Person, including, without limitation, any former employer of any past or present employees of the Company or any of its Subsidiaries. Neither the Company
nor any of its Subsidiaries, nor any of their respective employees or consultants, has any agreements or arrangements with former employers of such employees or consultants relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee's or consultant's duties for the Company or its Subsidiaries or result in any former employers of such employees and consultants having any rights in, or claims on, the Company's or its Subsidiaries' Intellectual Property. To the
Company's knowledge, the activities of the Company's and its Subsidiaries'
employees and consultants do not violate any agreements or arrangements which any such employees have with former employers. Each current or former employee, independent contractor or consultant of the Company and its Subsidiaries has executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company or its Subsidiaries (as the case may be), and neither the Company nor any of its Subsidiaries has received written notice that any employee, consultant or independent contractor is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions. Each employee listed in Schedule 3.11 has executed a non-competition agreement. Without limiting the foregoing: (i) the Company and each of its Subsidiaries have taken reasonable security measures to guard against unauthorized disclosure or use of any of its Intellectual Property; and
(ii) the Company has no reason to believe that any Person (including, without limitation, any former employee or consultant of the Company or its
Subsidiaries) has unauthorized possession of any of its Intellectual Property, or any part thereof, or that any Person has obtained unauthorized access to any of its Intellectual Property. The consummation of the transactions contemplated by the Certificate, this Agreement and the other Transaction Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Company or its Subsidiaries. The Company and its Subsidiaries each has complied in all

                                       18

material respects with its obligations pursuant to all agreements relating to
Intellectual Property rights that are the subject of licenses granted by third parties, except for any non-compliance that has not had or would not reasonably be expected to have a Material Adverse Effect.

         3.12 Registration Rights. Except as described on Schedule 3.12 hereto, the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied in full prior to the date hereof.

         3.13 Solicitation; Other Issuances of Securities. Neither the Company
nor any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, or (ii) has, directly or indirectly, made any offers or sales of any security or the right to purchase any security, or solicited any offers to buy any security or any such right, under circumstances that would require registration of the Securities under the Securities Act.

         3.14 Fees. Except as set forth on Schedule 3.14, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless each Investor from and against any claim by any person or entity alleging that, as a result of any agreement or arrangement between such Person and the Company, such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

         3.15 Foreign Corrupt Practices. Neither the Company, any of its
Subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee (including without limitation any bribe, rebate, payoff, influence payment, kickback or other unlawful payment), or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

         3.16 Key Persons; Officers and Directors. Set forth on Schedule 3.16 is a list of each of the Company's officers and directors. Each of the Company's
Key Persons is currently serving in the capacity described on Schedule 3.16. The
Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as set forth on Schedule 3.16, no
Key Person has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

         3.17 Employee Matters. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees (or between any of its Subsidiaries and such
Subsidiary's employees). No employees of the

                                       19

Company belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

         3.18 Environment. To the Company's knowledge, neither the Company nor any of its Subsidiaries has any current liability under any Environmental Law, nor, to the knowledge of the Company, do any factors exist that are reasonably likely to give rise to any such liability that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse
Effect. To the Company's knowledge, neither the Company nor any of its
Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

         3.19 ERISA. Except as described on Schedule 3.19, neither the Company nor any of its Subsidiaries maintains or contributes to, or has any obligation under, any Pension Plan. The Company and each of its Subsidiaries is in compliance in all material respects with the presently applicable provisions of
ERISA and the United States Internal Revenue Code of 1986, as amended, except for matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

         3.20 Insurance. The Company maintains insurance for itself and its
Subsidiaries in such amounts and covering such losses and risks as the Company believes to be reasonably prudent in relation to the businesses in which the
Company and its Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company reasonably believes that is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue doing business as currently conducted without a significant increase in cost, other than normal increases in the industry. Without limiting the generality of the foregoing, the Company maintains Director's and Officer's insurance in an amount not less than $2 million for each covered occurrence and in the aggregate.

         3.21 Property. Except as described on Schedule 3.21, the Company and its Subsidiaries have good and marketable title to all personal Property and good and marketable title in fee simple to all real property owned by them which, individually or in the aggregate, is material to the business of the
Company and its Subsidiaries, in each such case free and clear of all Liens except for Permitted Liens. Any Property held under lease by the Company or its
Subsidiaries is held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company and its Subsidiaries.

         3.22 Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the
Company nor any of its Subsidiaries has received any notice or otherwise become aware of any proceedings, inquiries or

                                       20

investigations relating to the revocation or modification of any such certificate, authorization or permit.

         3.23 Exchange Act Registration; Listing. The Company is subject to the reporting requirements of Section 15(d) of the Exchange Act and is quoted on the
Nasdaq OTC Bulletin Board. The Company currently meets the continuing eligibility requirements for quotation on the Nasdaq OTC Bulletin Board and has not received any notice from Nasdaq, the NASD or any other Person that it may not currently satisfy such requirements or that such continued quotation of the
Company's Common Stock on the Nasdaq OTC Bulletin Board is in any way
threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the Company's reporting obligations under the Exchange Act or the removal of the Common Stock from the Nasdaq OTC Bulletin Board.

         3.24 Investment Company Status. The Company is not, and immediately after receipt of the Purchase Price for the Securities issued under this
Agreement will not be, an "investment company" or an entity "controlled" by an
"investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Company shall conduct its business in a manner so that it will not become subject to the Investment
Company Act.

         3.25 Transfer Taxes. No stock transfer or other taxes (other than income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the
Closing.

         3.26 Sarbanes-Oxley Act; Internal Controls and Procedures. The Company
is in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described on Schedule 3.26, the Company maintains internal accounting controls, policies and procedures, and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any Subsidiary is a party or by which its properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company's senior management;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company or any Subsidiary is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Government
Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP, except, in any individual case or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

         3.27 Embargoed Person. None of the funds or other assets of the Company or its Subsidiaries constitutes property of, or is beneficially owned, directly or indirectly, by, any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers
Act, 50 U.S.C. ss. 1701 et seq., The Trading with the

                                       21

Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such United States laws (each, an "Embargoed Person"), with the result that the investments evidenced by the Securities are or would be in violation of law. No Embargoed Person has any interest of any nature whatsoever in the Company or any of its Subsidiaries with the result that the investments evidenced by the Securities are or would be in violation of law.
None of the funds or other assets of the Company has been derived from any unlawful activity with the result that the investments evidenced by the
Securities are or would be in violation of law.

         3.28 Solvency. (i) The fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the
Company's existing Debt as such Debt matures or is otherwise payable; (ii) the
Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted taking into account the current and projected capital requirements of the business conducted by the Company and projected capital availability; and
(iii) the current cash flow of the Company, together with the proceeds the
Company would receive upon liquidation of its assets, after taking into account all anticipated uses of such amounts, would be sufficient to pay all Debt when such Debt is required to be paid. The Company does not intend to incur Debt beyond its ability to pay such Debt as it matures. The Company has no knowledge of any facts or circumstances which lead it to believe that it will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intention to so file.

         3.29 Transactions with Interested Person. Except as set forth in
Schedule 3.29, no officer, director or employee of the Company or any of its
Subsidiaries is or has taken any steps to become a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         3.30 Customers; Suppliers. The relationships of the Company and its
Subsidiaries with their respective customers and suppliers are maintained on commercially reasonable terms. Since December 31, 2004, no customer or supplier of the Company or its Subsidiaries has canceled, materially modified, or otherwise terminated its relationship with the Company or its Subsidiaries or decreased materially its usage or purchase or supply of the services or products of the Company or its Subsidiaries, except for such modifications and terminations which, individually and in the aggregate, have not had, and cannot reasonably be expected to have, a Material Adverse Effect, nor does any customer or supplier have, to the Company's knowledge, any plan or intention to do any of the foregoing. The Company has no reason to believe that any of its or its
Subsidiaries' suppliers will experience a manufacturing disruption, a failure to dedicate adequate resources to the production, assembly or testing of the
Company's or its Subsidiaries' products, or financial instability, or that any such supplier will be unable to successfully transition its manufacturing capabilities to the future needs of the Company and its Subsidiaries.

                                       22

         3.31 Full Disclosure. No written statement, information, report, representation or warranty made by the Company in this Agreement or any other
Transaction Document or furnished to such Investor by or on behalf of the
Company or any of its Subsidiaries in connection with the Closing or such
Investor's due diligence investigation of the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. Neither the Company nor any Person acting on its behalf or at its direction has provided such Investor with any information that, following the issuance of the press release and filing of the Current Report on Form 8-K in accordance with Section 4.1(c) hereof, will constitute material non-public information. Following the issuance of the press release and filing of the
Current Report on Form 8-K in accordance with Section 4.1(c) hereof, to the
Company's knowledge, such Investor will not possess any material non-public information concerning the Company. The Company acknowledges that such Investor is relying on the representations, acknowledgements and agreements made by the
Company in this Section 3.31 and elsewhere in this Agreement in making trading and other decisions concerning the Company's securities.

         3.32 No Other Agreements. Other than the agreements between the Company and each Investor relating to the issuance and sale of the Existing Notes (as defined below), the Company has not, directly or indirectly, entered into any agreement with or granted any right to any Investor relating to the terms or conditions of the transactions contemplated by the Certificate of Designation or the Transaction Documents except as expressly set forth therein.

4. COVENANTS OF THE COMPANY AND EACH INVESTOR.

         4.1 The Company agrees with each Investor that the Company will:

                           (a) file a Form D with the Commission and any
applicable state securities department with respect to the Securities issued at the Closing as and when required under Regulation D and provide a copy thereof to such Investor promptly after such filing;

                           (b) take such action as the Company reasonably
determines upon the advice of counsel is necessary to
qualify the Securities for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Investor at the Closing; and

                           (c) (i) on or prior to 8:30 a.m. (eastern time) on
the Business Day immediately following the Execution Date, issue a press release disclosing the material terms of the Certificate, this Agreement and the other
Transaction Documents and the transactions contemplated hereby and thereby and
(ii) on or prior to 5:00 p.m. (eastern time) on the Business Day immediately following the Execution Date, file with the Commission a Current Report on
Current Report on Form 8-K disclosing the material terms of this Agreement, the
Certificate of Designation and the other Transaction Documents and the transactions contemplated hereby and thereby, including as exhibits this
Agreement, the Certificate of Designation and the other Transaction Documents;
provided, however, that each Investor named therein shall have a reasonable opportunity to review and comment on any such press release or Current Report on
Form 8-K prior to the issuance or

                                       23

filing thereof. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby.

         4.2 The Company agrees that it will, during the period beginning on the
Execution Date and ending on the Termination Date:

                           (a) maintain its corporate existence in good
standing;

                           (b) maintain, keep and preserve all of its Properties
necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                           (c) pay or discharge before becoming delinquent (a)
all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its
Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

                           (d) comply with all Governmental Requirements
applicable to the operation of its business, including without limitation the
Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material
Adverse Effect; provided, however, that the Company shall not be required to comply with any Governmental Requirements, the applicability or validity of which is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under
GAAP;

                           (e) comply with all agreements, documents and
instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                           (f) provide each Investor with copies of all
materials sent to its stockholders, in each such case at the same time as such materials are delivered to such stockholders;

                           (g) timely file with the Commission all reports
required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination;

                                       24

                           (h) until the first to occur of (x) Effective Date of
the Registration Statement and (y) the first date upon which the Securities are eligible for resale to the public by the Investors without restriction under
Rule 144, take commercially reasonable steps to restrict Key Persons from selling shares of Common Stock, other than in connection with any 10b-5(1)
trading plans in effect as of the Execution Date and disclosed to each Investor in writing; and

                           (i) use commercially reasonable efforts to maintain
adequate insurance coverage (including Director's and Officer's insurance in an amount not less than $2 million for each covered occurrence and in the aggregate) for the Company and each Subsidiary.

         4.3 Reservation of Common Stock. The Company shall authorize, reserve for issuance to the Investor and keep available at all times during which
Preferred Share or Warrants are outstanding, free from any preemptive rights, a number of shares of Common Stock (the "Reserved Amount") that, on the Closing
Date, is not less than the sum of (A) one hundred percent (100%) of the number of Conversion Shares issuable upon conversion of all of the Preferred Shares issuable at the Closing based on an assumed Conversion Price of $1.00, plus (B)
one hundred and twenty five percent (125%) the number of Warrant Shares issuable upon exercise of all of the Warrants issuable at the Closing, in each case without regard to any limitation on such conversion or exercise that may otherwise exist. The Reserved Amount shall be allocated in accordance with each
Investor's Pro Rata Share. In the event that an Investor shall sell or otherwise transfer any of such Investor's Preferred Shares or Warrants, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount allocated to any Investor or other Person which no longer holds any Preferred Shares or Warrants shall be reallocated to the remaining Investors pro rata based on the number of Outstanding Registrable
Securities held by such Investors at such time. In the event that the Reserved
Amount is insufficient at any time to cover one hundred percent 100% of the
Registrable Securities issuable upon the conversion of the Preferred Stock and the exercise of the Warrants (based on an assumed Conversion Price of $1.00 (or if lower, the Conversion Price then in effect) and the Exercise Price then in effect, and without regard to any restriction on such conversion or exercise), the Company shall take such action (including without limitation holding a meeting of its stockholders) to increase the Reserved Amount to cover the sum of
(A) one hundred percent (100%) of the number of Conversion Shares issuable upon conversion of all of the Preferred Shares then outstanding based on an assumed
Conversion Price of $1.00 (or if lower, the Conversion Price then in effect), plus (B) one hundred and twenty five percent (125%) the number of Warrant Shares issuable upon exercise of all of the then outstanding Warrants plus (C) the aggregate number of Conversion Shares and Warrant Shares then outstanding, such increase to be effective not later than the thirtieth (30th) day (or sixtieth
(60th) day, in the event stockholder approval is required for such increase)
following the Company's receipt of written notice of such deficiency. While any
Preferred Shares or Warrants are outstanding, the Company shall not reduce the
Reserved Amount without obtaining the prior written consent of each Investor.

         4.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities to pay all outstanding principal of and any interest on (the amount of such obligations being referred to herein as the "Payoff Amount")
under the Notes issued to Satellite Strategic Finance Associates, LLC and
Satellite Strategic Finance Partners, Ltd. on March 30, 2005 (the "Existing
Notes") and, thereafter, for the other purposes specified on Schedule 4.5;
provided, however, that the Company shall not use such proceeds (i) to pay down, repurchase or redeem

                                       25

any debt or securities issued by the Company or any Subsidiary (other than the
Existing Notes), (ii) to pay any dividend or make any distribution on any such securities, or (iii) to repay any loan made to or incurred by any Key Person or
Affiliate of the Company. Upon the payment of the Payoff Amount, Satellite
Strategic Finance Associates, LLC and Satellite Strategic Finance Partners, Ltd.
will deliver to the Company the Existing Notes for cancellation, along with completed UCC-3 Termination Statements authorizing the Company to file such
Termination Statements in the jurisdictions in which they filed a UCC-1
Financing Statement in connection with the issuance of the Existing Notes (the
"Termination Statements"). Satellite Strategic Finance Associates, LLC and
Satellite Strategic Finance Partners, Ltd. may each withhold its pro rata share of the Payoff Amount from the Purchase Price payable by it hereunder, in which case it will deliver the Existing Notes and the Termination Statements to the
Company at the Closing. Satellite Strategic Finance Associates, LLC and
Satellite Strategic Finance Partners, Ltd. further acknowledge and agree that upon their receipt of the Payoff Amount that (i) the Company shall have satisfied in full its Obligations as defined under that certain Security
Agreement dated March 30, 2005 among Satellite Strategic Finance Associates,
LLC, Satellite Strategic Finance Partners, Ltd., the Company and TAG and the
Guaranty of TAG of the same date and (ii) the security interests and other rights granted by the Company and TAG under such agreements are terminated.

         4.5 Limitation on Debt and Liens. During the period beginning on the
Execution Date and ending on the first to occur of (x) the Milestone Date and
(y) the Preferred Stock Termination Date, the Company shall refrain, and shall ensure that each of its Subsidiaries refrains, (a) from incurring any Debt
(including without limitation by issuing any Debt securities) or increasing the amount of any existing line of credit or other Debt facility beyond the amount outstanding on the date hereof, other than Permitted Debt, and (b) from granting, establishing or maintaining any Lien on any of its assets, including without limitation any pledge of securities owned or held by it (including without limitation any securities issued by any such Subsidiary), other than (i)
Permitted Liens (including the imposition of any Lien after the Closing Date, provided that, upon the imposition of any mechanic's, tax or similar statutory lien, the Company shall use commercially reasonable efforts to remove such lien as soon as practicable (including without limitation contesting such lien in good faith by appropriate proceedings)), (ii) any interest or title of a lessor under any capitalized lease obligation provided that such Liens do not extend to any property or assets which is not leased property subject to such capitalized lease obligation, (iii) purchase money Liens to finance property or assets of the Company or any Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related purchase money Debt shall not exceed the cost of such property or assets (including the cost of design, development, improvement, production, acquisition, construction, installation and integration) and shall not be secured by any property or assets of the
Company or any Subsidiary of the Company other than the property and assets so acquired or constructed (and any improvements) and (B) the Lien securing such purchase money Debt shall be created within ten (10) days of such acquisition, construction or improvement, (iv) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods, and (v) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its subsidiaries, including rights of offset and set off.

                                       26

         4.6 Issuance Limitation.

         (a) During the period beginning on the Execution Date and ending on the first to occur of (x) the Milestone Date and (y) the Preferred Stock Termination
Date, the Company shall not issue, sell or exchange, or agree or obligate itself to issue, sell or exchange or reserve, agree to or set aside for issuance, sale or exchange, (1) any Senior Securities or Pari Passu Securities, (2) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for any Senior Security or Pari Passu Security, or (3) any
option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) and (2); provided, however, that the foregoing shall not apply to the issuance of Permitted Debt or
Excluded Securities.

         (b) During the period beginning on the Execution Date and ending on the later to occur of (i) the ninetieth (90th) day following the Closing Date and
(ii) the thirtieth (30th) day following the Effective Date, the Company shall not effect a Subsequent Placement; provided, however, that the foregoing shall not apply to the issuance of Excluded Securities.

         4.7 Right of Participation.

             (a) Offered Securities. From the Effective Date through the
Preferred Stock Termination Date, the Company will not, directly or indirectly, effect a Subsequent Placement, unless in each such case the Company shall have first offered to sell to the Investors at least thirty-five percent (35%) of the securities being offered in such Subsequent Placement (the securities being offered to the Investors being referred to herein as the "Offered Securities").
The Company shall offer to sell to each Investor (A) such Investor's Pro Rata
Share of the Offered Securities (the "Basic Amount"), and (B) such additional portion of the Offered Securities as such Investor shall indicate it will purchase should the other Investors subscribe for less than their Basic Amounts
(the "Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Investor (the
"Offer"), which Offer by its terms shall remain open and irrevocable for a period of not less than ten (10) Business Days from such Investor's receipt of the terms of the Offer in writing (the "Offer Period").

             (b) Notice of Acceptance. Each Investor that wishes to accept the
Offer shall deliver written notice thereof (a "Notice of Acceptance") to the
Company prior to the expiration of the Offer Period, specifying the amount of such Investor's Basic Amount that the Investor elects to purchase and, if such
Investor elects to purchase all of its Basic Amount, the Undersubscription
Amount that Investor elects to purchase. If the aggregate of the Basic Amounts subscribed for by all Investors is less than the total Offered Securities, each
Investor who has indicated in its Notice of Acceptance that it wishes to purchase Undersubscription Amounts shall be entitled to purchase all
Undersubscription Amounts it has subscribed for; provided, however, that if the aggregate of the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the
"Available Undersubscription Amount"), each Investor who has subscribed for any
Undersubscription Amount shall be entitled to purchase only that portion of the
Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                                       27

                  (c) Permitted Sales of Refused Securities. In the event that
Notices of Acceptance are not timely delivered by the Investors in respect of all the Offered Securities, the Company shall have forty-five (45) days from the expiration of the Offer Period to close the sale of all or any part of such
Offered Securities as to which a Notice of Acceptance has not been given by an
Investor (the "Refused Securities") to the Person or Persons specified in the
Offer, but only upon terms and conditions, including, without limitation, unit price and interest rates (if applicable), which are, in the aggregate, no more favorable to such other Person or Persons or less favorable to the Company than those set forth in the Offer.

                  (d) Reduction in Amount of Offered Securities. In the event that the Company proposes to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in paragraph (c) above), then each Investor may, at its option and in its sole and absolute discretion, reduce the number or other units of the Offered Securities specified in its
Notice of Acceptance to an amount which shall be not less than the amount of the
Offered Securities which such Investor elected to purchase pursuant to paragraph
(b) above multiplied by a fraction, (A) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and
(B) the denominator of which shall be the amount of all Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered
Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have been offered to the Investors in accordance herewith.

                  (e) Closing. Upon each closing of the purchase and sale of
Offer Securities, the Investor shall purchase from the Company, and the Company shall sell to the Investor the number of Offered Securities specified in the
Notices of Acceptance, as reduced pursuant to paragraph (d) above if the
Investors have so elected, upon the terms and conditions specified in the Offer.
The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities on the same terms and conditions applicable to other Persons purchasing the Offered Securities.

                  (f) Further Sale. In each case, any Offered Securities not purchased by the Investors or other Person or Persons in accordance herewith may not be sold or otherwise disposed of by the Company until they are again offered to the Investors under the procedures specified herein.

               4.8 Certain Transactions. During the period beginning on the
Execution Date and ending on the Preferred Stock Termination Date, and except as may be expressly permitted or required by the Certificate or the Transaction
Documents, the Company shall not, nor will it permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any
Subsidiary of the Company (a) to pay dividends or make any other distribution to the Company or any Subsidiary of the Company in respect of capital stock or with respect to any other interest or participation in, or measured by, its profits, or (b) to pay any amounts that are or become payable under the Certificate or any of the Transaction Documents.

                                       28

               4.9 Transactions with Affiliates. The Company agrees that, during the period beginning on the Execution Date and ending on the Preferred Stock
Termination Date, any transaction or arrangement between it or any of its
Subsidiaries and any Affiliate or employee of the Company or any of its
Subsidiaries shall be effected only on an arms' length basis and shall be approved by the Board of Directors, including a majority of the Company's directors not having an interest in such transaction.

         4.10 Use of Investor Name. Except as may be required by applicable law and/or this Agreement, the Company shall not use, directly or indirectly, any
Investor's name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

         4.11 Company's Instructions to Transfer Agent. On or prior to the
Closing Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the "Transfer Agent"), and provide each Investor with a copy thereof, directing the Transfer Agent (i)
to issue certificates representing Conversion Shares upon conversion of the
Preferred Shares and receipt of a valid Conversion Notice (as defined in the
Certificate) from an Investor, in the amount specified in such Conversion
Notice, in the name of such Investor or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants and (iii) to deliver such certificates to such Investor no later than the close of business on the third (3rd) business day following the related Conversion Date (as defined in the Certificate) or Exercise Date (as defined in the Warrant), as the case may
be. Such certificates may bear legends pursuant to applicable provisions of this
Agreement or applicable law. The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to an Investor upon conversion of the Preferred Shares, or exercise of the
Warrants, and as long as the Transfer Agent is a participant in the Depository
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST") and the Conversion Shares are eligible to be delivered through the FAST system, and such Investor has not informed the Company that it wishes to receive physical certificates therefor, and no restrictive legend is required to appear on any physical certificate if issued, the transfer agent may effect delivery of
Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Investor or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each
Investor that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Investor's right to convert the Preferred Shares or to receive Conversion Shares in accordance with the terms of the Certificate or to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants. In the event that the
Company's relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

         4.12 No Adverse Action. The Company and its Subsidiaries shall refrain, during the period beginning on the Execution Date and ending on the Termination
Date, from taking any

                                       29

action or entering into any arrangement which in any way materially and adversely affects the provisions of the Certificate of Designation, this
Agreement or any other Transaction Document.

               4.13 Limitations on Disposition. No Investor shall sell,
transfer, assign or dispose of any Securities, unless:

                    (a) there is then in effect an effective registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (b) such Investor has notified the Company in writing of any such disposition, received the Company's written consent (which consent shall not be unreasonably withheld or delayed) to such disposition and furnished the
Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the
Securities Act; provided, however, that no such consent or opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws (and Investor certifies to such compliance) and is made to an Affiliate of such Investor which is also an "accredited investor" as that term is defined in Rule 501 of Regulation D, (B) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144 or (C) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution or the sale of any such
Securities by such broker-dealer or other financial institution following such
Investor's default under such margin arrangement.

         4.14 Disclosure of Information. The Company agrees that it will not at any time following the Execution Date disclose material non-public information to any Investor without first obtaining such Investor's written consent to such receive such information.

         4.15 Listing. The Company (i) promptly following the first date on which the Company qualifies to list the Common Stock on the Nasdaq SmallCap
Market, shall use its best efforts to cause the Common Stock, including all of the Conversion Shares issuable upon conversion of the Preferred Shares and all of the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitation on such conversion or exercise), to be listed on the Nasdaq
SmallCap Market, and (ii) thereafter use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq
SmallCap Market, the Nasdaq National Market or the New York Stock Exchange for a
minimum of five (5) years following the Closing Date. Notwithstanding the foregoing, until such time as the Common Stock is listed on the Nasdaq SmallCap
Market, the Company shall cause all of the Conversion Shares issuable upon conversion of the Preferred Shares and all of the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitation on such conversion or exercise) to be included for quotation on the Nasdaq OTC Bulletin Board, and
(ii) use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq OTC Bulletin Board for a minimum of five (5)
years following the Closing Date (or, if earlier, until such time as the Common
Stock is listed on the Nasdaq SmallCap Market, the Nasdaq National Market or the
New York Stock Exchange).

                                       30

         4.16 Indemnification of Investors. The Company will indemnify and hold each Investor and its directors, managers, officers, shareholders, members, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Investor
Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents
(unless such action is based upon a breach by such Investor of such Investor's representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by such Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor
Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the
Company shall have the right to assume the defense thereof with counsel of its own choosing and to control any settlement of the claim; provided, however, that the Company will not settle any claim unless it first obtains the consent of the relevant Investor Parties, which consent shall not be unreasonably withheld if such settlement (i) does not require the Investor Parties to make any payment that is not indemnified under this Agreement, (ii) does not impose any non-financial obligations on the Investor Parties and (iii) does not require an acknowledgment of wrongdoing on the part of the Investor Parties. Any Investor
Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing,
(ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor
Party. The Company will not be liable to any Investor Party under this Agreement
(i) for any settlement by an Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed (it being agreed that it shall not be unreasonable for the Company to withhold or delay such consent if the Company (x) has acknowledged in writing its obligation to indemnify such Investor Party with respect to such matter, (y) the Company has assumed and is actively and in good faith pursuing the defense of such matter as herein provided, and (z) provided to such Investor Party reasonably acceptable evidence that the Company is able to comply with its indemnification obligations hereunder); or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Investor Party's wrongful actions or omissions, or gross negligence or to such Investor Party's breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction Documents.

         4.17 Employment Agreements for Key Persons. The Company will, on or before July 1, 2005, enter into an employment agreement with each Key Person that, among other things, requires such Key Person (a) while employed by the
Company, to devote substantially all of his

                                       31

business time and attention to the business of the Company and its Subsidiaries and (b) while employed by the Company and during the one-year period immediately following the termination of such employment, to refrain from directly or indirectly engaging in any business activity (as an employee, director, officer, partner, investor (other than as a holder of not more than 4.99% of the common stock of an entity that is subject to the reporting requirements of the Exchange
Act) or consultant, or in any other capacity) that is in competition with any of the respective businesses of the Company or its Subsidiaries.

5. CONDITIONS TO CLOSING.

    5.1 Conditions to Investors' Obligations at the Closing. Each Investor's
obligations to effect the Closing, including without limitation its obligation to purchase Preferred Shares and Warrants at the Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonably efforts to cause each of such conditions to be satisfied:

                  5.1.1             the representations and warranties of the
                                    Company set forth in this Agreement and in
                                    the other Transaction Documents shall be
                                    true and correct in all material respects as
                                    of the Closing Date as if made on such date
                                    (except that to the extent that any such
                                    representation or warranty relates to a
                                    particular date, in which case such
                                    representation or warranty shall be true and
                                    correct in all material respects as of that
                                    particular date);

                  5.1.2             the Company shall have complied with or
                                    performed in all material respects all of
                                    the agreements, obligations and conditions
                                    set forth in the Certificate of Designation,
                                    this Agreement or the other Transaction
                                    Documents that are required to be complied
                                    with or performed by the Company on or
                                    before such date;

                  5.1.3             the Company shall have filed the Certificate
                                    of Designation with the Secretary of State
                                    of the State of Delaware, and delivered to
                                    such Investor written evidence of the
                                    acceptance of such filing;

                  5.1.4             the Closing Date shall occur not later than
                                    May 6, 2005;

                  5.1.5             the Company shall have delivered to such
                                    Investor a certificate, signed by the Chief
                                    Executive Officer and Chief Financial
                                    Officer of the Company, certifying that the
                                    conditions specified in this paragraph 5.1
                                    have been fulfilled (or waived in writing by
                                    such Investor) as of the Closing Date, it
                                    being understood that such Investor may rely
                                    on such certificate as though it were a
                                    representation and warranty of the Company
                                    made herein;

                  5.1.6             the Company shall have delivered to such
                                    Investor a certificate, signed by the
                                    Secretary or an Assistant Secretary of the
                                    Company,

                                       32

                                    attaching (i) the Certificate of
                                    Incorporation and By-Laws of the Company,
                                    and (ii) resolutions passed by its Board of
                                    Directors to authorize the transactions
                                    contemplated hereby and by the other
                                    Transaction Documents, and certifying that
                                    such documents are true and complete copies
                                    of the originals and that such resolutions
                                    have not been amended or superseded, it
                                    being understood that such Investor may rely
                                    on such certificate as though it were a
                                    representation and warranty of the Company
                                    made herein;

                  5.1.7             the Company shall have delivered to such
                                    Investor an opinion of counsel for the
                                    Company, dated as of the Closing Date, in
                                    form and substance reasonably satisfactory
                                    to such Investor;

                  5.1.8             the Company shall have delivered to such
                                    Investor duly executed Warrants and
                                    certificates representing the Preferred
                                    Shares being purchased by such Investor at
                                    the Closing;

                  5.1.9             the Company shall have executed and
                                    delivered to such Investor the Registration
                                    Rights Agreement;

                  5.1.10            the Company shall have obtained the written
                                    agreement of each Key Person (A) to refrain
                                    from selling shares of Common Stock prior to
                                    first to occur of (x) the Effective Date and
                                    (y) the first date upon which the Securities
                                    are eligible for resale to the public by the
                                    Investors without restriction under Rule
                                    144, (B) while employed by the Company, to
                                    devote substantially all of his business
                                    time and attention to the business of the
                                    Company and its Subsidiaries and (C) while
                                    employed by the Company and during the
                                    one-year period immediately following the
                                    termination of such employment, to refrain
                                    from directly or indirectly engaging in any
                                    business activity (as an employee, director,
                                    officer, partner, investor (other than as a
                                    holder of not more than 4.99% of the common
                                    stock of an entity that is subject to the
                                    reporting requirements of the Exchange Act)
                                    or consultant, or in any other capacity)
                                    that is in competition with any of the
                                    respective businesses of the Company or its
                                    Subsidiaries;

                  5.1.11            there shall have occurred no material
                                    adverse change in the Company's consolidated
                                    business or financial condition since the
                                    date of the Company's most recent audited
                                    financial statements attached as Schedule
                                    3.4 hereto (except as described on Schedule
                                    3.8.1 hereto);

                  5.1.12            the Common Stock shall be quoted on the
                                    Nasdaq OTC Bulletin Board or the Nasdaq
                                    SmallCap Market;

                                       33

                  5.1.13            the Company shall have authorized and
                                    reserved for issuance not less than the sum
                                    of (A) one hundred percent (100%) of the
                                    number of Conversion Shares issuable upon
                                    conversion of all of the Preferred Shares
                                    issuable at the Closing based on an assumed
                                    Conversion Price of $1.00, plus (B) one
                                    hundred and twenty five percent (125%) of
                                    the number of Warrant Shares issuable upon
                                    exercise of all of the Warrants issuable at
                                    the Closing, in each case without regard to
                                    any limitation on such conversion or
                                    exercise that may otherwise exist;

                  5.1.14            a majority of the stockholders of the
                                    Company, acting by written consent in
                                    accordance with the Delaware General
                                    Corporation Law, shall have approved the
                                    transactions contemplated hereby, by the
                                    Certificate and by the other Transaction
                                    Documents and the issuance of Common Stock
                                    in excess of the Cap Amount, and the Company
                                    shall have provided such Investor with
                                    reasonable evidence thereof; and

                  5.1.15            there shall be no injunction, restraining
                                    order or decree of any nature of any court
                                    or Government Authority of competent
                                    jurisdiction that is in effect that
                                    restrains or prohibits the consummation of
                                    the transactions contemplated hereby or by
                                    the other Transaction Documents.

         5.2 Conditions to Company's Obligations at the Closing. The Company's
obligations to effect the Closing with each Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

                  5.2.1             the representations and warranties of such
                                    Investor set forth in this Agreement and in
                                    the other Transaction Documents shall be
                                    true and correct in all material respects as
                                    of such date as if made on such date (except
                                    that to the extent that any such
                                    representation or warranty relates to a
                                    particular date, in which case such
                                    representation or warranty shall be true and
                                    correct in all material respects as of that
                                    particular date);

                  5.2.2             such Investor shall have complied with or
                                    performed all of the agreements, obligations
                                    and conditions set forth in this Agreement
                                    and in the other Transaction Documents that
                                    are required to be complied with or
                                    performed by such Investor on or before the
                                    Closing Date;

                  5.2.3             there shall be no injunction, restraining
                                    order or decree of any nature of any court
                                    or Government Authority of competent
                                    jurisdiction that is in effect that
                                    restrains or prohibits the consummation of
                                    the transactions contemplated hereby or by
                                    the other Transaction Documents;

                                       34

                  5.2.4             such Investor shall have executed each
                                    Transaction Document to which it is a party
                                    and shall have delivered the same to the
                                    Company; and

                  5.2.5             such Investor shall have tendered to the
                                    Company the Purchase Price for the Preferred
                                    Shares and Warrants being purchased by it at
                                    the Closing.

6.       MISCELLANEOUS.

                  6.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein, in the Certificate of
Designation and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

                  6.2 Successors and Assigns. The terms and conditions of this
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Each Investor may assign its rights and obligations hereunder, in connection with any private sale or transfer of Preferred Shares or Warrants in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this
Agreement, in which case the term "Investor" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The
Company may not assign its rights or obligations under this Agreement.

                   6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this
Agreement, the other Transaction Documents, or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from any party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view
(whether written or oral) expressed by any party.

                                       35

                  6.4 Independent Nature of Investors' Obligations and Rights.
The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other investor hereunder. Nothing contained herein, in the Certificate of Designation or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute any Investors as a partnership, an association, a joint venture or any other kind of entity, or a
"group" as described in Section 13(d) of the Exchange Act, or create a presumption that any Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each
Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.

                   6.5 Injunctive Relief. The Company acknowledges and agrees that a breach by it of its obligations hereunder may cause irreparable harm to each Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to seek an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

                  6.6 Governing Law; Jurisdiction. This Agreement shall be
governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including without limitation any dispute under or with respect to the Certificate, the Preferred Shares or the Warrant), and
hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving the Investor or permitted assignee of the Investor, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

                  6.8 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this
Agreement.

                                       36

                  6.9 Notices. Any notice, demand or request required or
permitted to be given by the Company or the Investors pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission (immediately followed by written confirmation delivered according to another mechanism provided by this section), unless such delivery is made on a day that is not a
Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Company:

                  TAG Entertainment Corp.
                  9916 South Santa Monica Blvd., 1st Floor
                  Beverly Hills, California  90212
                  Attn:    Steve Austin
                  Tel:     (310) 277-3700
                  Fax:     (310) 277-3720

                  with a copy to:

                  Goldstein & DiGioia, LLP
                  45 Broadway, 11th Floor
                  New York, New York  10006
                  Attn:    Michael A. Goldstein, Esq.
                  Tel:     (212) 599-3322
                  Fax:     (212) 557-0295

and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 6.9.

                  6.10 Expenses. The Company and each Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents, provided, however, that that the Company shall, at the Closing, pay $55,000 in immediately available funds for all reasonable out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred or to be incurred by Satellite Strategic Finance Associates, LLC ("Satellite") in
connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement, the
Certificate of Designation and the other Transaction Documents. At the Closing, the amount due for such fees and expenses (which may include fees and expenses estimated to be incurred for completion of the transaction and post-closing matters) may be netted out of the Purchase Price payable by Satellite.

                  6.11 Entire Agreement; Amendments. This Agreement, the
Certificate of Designation and the other Transaction Documents constitute the entire agreement between the

                                       37

parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Outstanding
Registrable Securities at such time, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

TAG ENTERTAINMENT CORP.

By:      __________________________
         Name:
         Title:

SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By:      Satellite Asset Management, L.P., its Manager

         By:      __________________________
                  Name:
                  Title:

ADDRESS:

         c/o Satellite Advisors, L.L.C.
         623 Fifth Avenue, 20th Floor
         New York, New York 10022
         Tel:     212-209-2000
         Fax:     212-209-2021

         With a copy to:

         Duval & Stachenfeld LLP
         300 East 42nd Street
         New York, New York 10017
         Attn:    Robert L. Mazzeo, Esq.
         Tel:     212-883-1700
         Fax:     212-883-8883

Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

TAG ENTERTAINMENT CORP.

By:      __________________________
         Name:
         Title:

SATELLITE STRATEGIC FINANCE PARTNERS, LTD.

By:      Satellite Asset Management, L.P., its Manager

         By:      __________________________
                  Name:
                  Title:

ADDRESS:

         c/o Satellite Advisors, L.L.C.
         623 Fifth Avenue, 20th Floor
         New York, New York 10022
         Tel:     212-209-2000
         Fax:     212-209-2021

         With a copy to:

         Duval & Stachenfeld LLP
         300 East 42nd Street
         New York, New York 10017
         Attn:    Robert L. Mazzeo, Esq.
         Tel:     212-883-1700
         Fax:     212-883-8883

Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

TAG ENTERTAINMENT CORP.

By:      __________________________
         Name:
         Title:

-------------------------------------------
                  Investor Name

By:      __________________________, its Manager

         By:      __________________________
                  Name:
                  Title:

ADDRESS:

         ========================
         Attn:  ___________________
         Tel:     __________________
         Fax:     __________________

         With a copy to:

         ========================
         Attn:  ___________________
         Tel:     __________________
         Fax:     __________________

Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares Initially
Issuable Upon Exercise of Warrants:_______________